UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


              Date of Report
              (Date of earliest
              event reported):        November 8, 2000


                          National Research Corporation
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-29466                       47-0634000
---------------              ---------------------                ----------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                       1245 "Q" Street, Lincoln, NE 68508
             ------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (402) 475-2525
                          -----------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)       Not applicable.

          (b)       Not applicable.

          (b)       Exhibits. The following exhibit is being filed herewith:

                    (99.1) Talking Points for Third Quarter Conference Call Held November 8, 2000.

Item 9.   Regulation FD Disclosure.
------    ------------------------

          On November 8, 2000, National Research Corporation (the "Company") held a conference call in connection with the announcement of the Company's earnings for the third quarter ended September 30, 2000. A copy of the talking points ("Talking Points") for such conference call is filed as Exhibit 99.1 and is incorporated by reference herein. An online audio replay of such conference call and the related question and answer session will be available for thirty days on the Company's web site at www.nationalresearch.com.

          The information, including without limitation, all forward-looking statements, contained in the Talking Points or provided in the conference call and related question and answer session speaks only as of November 8, 2000. The Company has adopted a policy that if the Company makes a determination that it expects earnings for future periods for which projections are contained in the Talking Points to be lower than those projections, then the Company will publicly announce such revised projections. The Company's policy also provides that the Company does not intend to make such a public announcement if the Company makes a determination that it expects earnings for future periods to be at or above the projections contained in the Talking Points. Except as set forth above, the Company assumes no obligation, and disclaims any obligation, to update information contained in the Talking Points or provided in the conference call and related question and answer session. Investors should be aware that the Company may not update such information until the Company's next quarterly conference call, if at all.

          The Talking Points contain, and representatives of the Company made, during the conference call and the related question and answer session, "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the Talking Points or made during the conference call and related question and answer session, including, without limitation, statements regarding the Company's future plans, goals, objectives and financial position and projected revenue and related expenses, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimates," "anticipate," "believe," "should" or "plans," or the negative thereof or variations thereon or similar terminology. Although the Company believes the guidance given in such forward-looking statements is reasonable, it can give no assurance that such guidance or the actual results derived therefrom will prove to have been correct. Factors that could affect actual results or outcomes include, without limitation, the Company's reliance on a limited number of key clients for a substantial portion of its revenues, the Company's dependence on performance tracking contract renewals, fluctuations in the Company's operating results related to the Market Guide, increased competition, changes in conditions affecting the healthcare industry, the Company's ability to manage


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

its growth and to successfully integrate any possible future acquisitions and the Company's ability to provide timely and accurate performance tracking and market research to its clients. An additional factor that could cause actual results to differ materially from the Company's guidance, in particular those with respect to projected revenue and related major expense percentages, is the accuracy of the assumptions made by the Company that underlie such guidance. Although the Company believes such assumptions are reasonable, there can be no assurance that the assumptions are accurate or will prove to have been correct. Any assumptions that are inaccurate or do not prove to be correct could have a material adverse effect on the Company's ability to achieve the forward-looking statements.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements contained in this Current Report on Form 8-K and the Company's other filings with the Securities and Exchange Commission.




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
                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL RESEARCH CORPORATION



Date:  November 8, 2000                 By: /s/ Patrick E. Beans
                                           ------------------------------------
                                        Patrick E. Beans
                                        Vice President, Treasurer, Secretary and
                                        Chief Financial Officer




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



-5-
001.895929.1

                          NATIONAL RESEARCH CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated November 8, 2000


Exhibit
Number
------

(99.1)    Talking Points for Third Quarter Conference Call Held November 8,
          2000.




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